___________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2007

CANCER THERAPEUTICS, INC.
(Exact  Name of Registrant as Specified in Charter)

Delaware	333-119915	20-1499421
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

210 West Hansell St., Thomasville, GA	31792
(Address of Principal Executive Offices	(Zip Code)

Registrant’s telephone number, including area code:  (229) 403-1282

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

    As of July 31, 2007, Cancer Therapeutics, Inc., a Delaware corporation, (“CTI-Delaware”) executed a Stock Purchase and Sale Agreement with Dr. Robert Oldham, its former Chief Executive Officer and director.  In exchange for 28,211 shares of common stock of CTI-Delaware held by Mr. Oldham, CTI-Delaware transferred all of its shares of Cancer Therapeutics, Inc., a Utah corporation, (“CTI-Utah”) to Mr. Oldham.  CTI-Utah holds certain assets received from CTI-Delaware including the laboratory equipment and certain intellectual property.

Item 5.02 Departure of Directors or Principal Officers;  Election of Directors; Appointment of Principal Officers.
    As of July 31, 2007, Robert Oldham and Michael Low have resigned from the board of directors of Cancer Therapeutics, Inc.  Robert Oldham has also resigned as the Chief Executive Officer of Cancer Therapeutics.

    Beginning August 1, 2007, Chene Gardner will be our Chief Executive Officer, Chief Financial Officer and sole member of the Board of Directors of Cancer Therapeutics.

    Chene Gardner, age 43, continues to be the Chief Financial Officer of Cancer Therapeutics and a member of the Cancer Therapeutics board of directors.  Mr. Gardner was appointed to the board of directors of Cancer Therapeutics in August, 2004.  Mr. Gardner has served as Chief Financial Officer to Cancer Therapeutics since May, 2004.  Mr. Gardner has served as the CEO and member of the board of directors of Secure Netwerks, Inc., a computer hardware reseller, since February 2004.  Mr. Gardner also serves as the Financial Controller of SportsNuts, Inc.  He has served in this capacity for SportsNuts since September, 1999.  Mr. Gardner has served as interim Chief Financial Officer for Novabiogentics, Inc. since June, 2006.  Mr. Gardner has served as CEO and director of Global Network, Inc. since May, 2005.  Mr. Gardner served as the Chief Financial Officer for Synerteck Incorporated, an information technology services company, from March, 2001 until December, 2005.  Prior to his association with SportsNuts, from January, 1997 to September, 1999, Mr. Gardner served as Financial Manager for Aluminum Builders, Inc., a producer of various home improvement items.  Mr. Gardner also has five years of auditing and accounting experience with the firm of Deloitte & Touche LLP from June 1990 to August, 1995, serving clients in the banking, manufacturing, and retail industries.  Mr. Gardner holds Bachelor and Master of Accounting degrees from Weber State University.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                                           Description

10.1                                        Stock Purchase and Sale Agreement dated July 31, 2007

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER THERAPEUTICS, INC.

By:  /s/ Chene Gardner
Date:  July 31, 2007                                              _____________________________________________
Chene Gardner
Chief Financial Officer